UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4915

DNP Select Income Fund Inc.
(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Nathan I. Partain	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments follows.

DNP Select
Income Fund Inc.

First Quarter
Report

March 31, 2011

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund distributed more than its income and capital gains during the year 2010; therefore, a portion of the distribution was a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2012, the Fund will send you a Form 1099-DIV for the calendar year 2011 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund’s Distribution Policy”.

May 12, 2011

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income and its Managed Distribution Plan, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the first quarter of 2011. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 8.21% of the March 31, 2011, closing price of $9.50 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

     During the first quarter of 2011 the capital markets continued to revalue upward based on substantial gains in corporate earnings and cash flow. As the distance from the Great Recession has increased, so has investors’ comfort in committing capital to stocks and bonds. The utility industries benefited from those trends and your Fund had a total return (income plus change in market price) of 6.18% for the quarter ended March 31, 2011, outperforming the 2.25% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index—a stock-only index—had a total return of 2.77%.

     On a longer-term basis, as of March 31, 2011, your Fund had a five-year cumulative total return of 40.18%, above the 32.29% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had a total return during that period of 25.83%. It is important to note that the composite and index returns stated here and below include no fees or expenses, whereas the Fund’s NAV returns are net of expenses.

The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*

	DNP Select Income
	Fund Inc.
For the period indicated			Composite	S&P 500	Barclays Capital
through March 31, 2011	Market	NAV	Index	Utilities Index	Utility Bond Index

One year	11.7%	23.7%	11.2%	2.8%	7.6%
Five years	40.2%	49.8%	32.3%	25.8%	43.6%

*

Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Barclays Capital Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     Nuclear Power Outlook: As our readers are well aware, a major development in the utility sector during the first quarter was the devastating earthquake and tsunami in Japan, and the subsequent failure of the cooling systems and controls at the Fukushima Dai-ichi nuclear power plants. While the human toll is hard to fathom, and our hearts go out to those who were affected, in the aftermath the world is focused on the efforts to contain the scope of radiation contamination. The final outcome of the Fukushima event is not yet known. It will take months to stabilize the reactors at the site, and years if not decades to decommission the facilities. An area around the plant will likely be designated a nuclear disaster zone, uninhabitable for years to come. There will be an impact on Japan’s economy and on the health of a currently undetermined number of its citizens.

     The disaster is particularly striking to many observers because Japan is a technically sophisticated country whose nuclear power industry was considered to consist of expert nuclear plant constructors and operators. Further, the fact that the failure was not due to human error, but to a natural disaster, brings into focus questions regarding appropriate plant location and the potential risks associated with nuclear power accidents.

     The failure of the Japanese plant represents the most significant setback to the nuclear industry in the last 25 years. Over the last several years, the United States had been showing signs of a nuclear power renaissance. Loan guarantees were being offered by the federal government for new nuclear plant construction, and proposed clean air legislation was expected to encourage nuclear power as an alternative to carbon-emitting power generation. During that period, your Fund managers were skeptical about the nuclear power renaissance, believing that low natural gas prices and the difficulty of getting clean air legislation passed by Congress would limit the attractiveness of the nuclear alternative. Now, with the abundance of shale gas and with the change in the composition of Congress, neither higher natural gas prices nor carbon legislation appears likely in the near term. As a result, interest in nuclear power alternatives has lessened.

     Moreover, Fukushima has revitalized anti-nuclear activists, many of whom were still troubled by the implications of accidents at Three Mile Island in 1979 and Chernobyl in 1986. On April 6, several public interest groups filed a petition with the Nuclear Regulatory Commission (NRC) to halt approval of the Westinghouse “Advance Passive” 1000 (AP1000) reactor design. This plant design was the early leader of the nuclear renaissance. The AP1000 has passive safety system features that do not require backup power supplies to shut down in an emergency, which was the main problem encountered at Fukushima after the earthquake and tsunami. The future of new nuclear plant construction will largely depend on the ability of the newer generation of reactor designs to obtain NRC approval.

     In the United States, we expect it to become more challenging for existing nuclear plants to obtain renewals of their licenses as more rigorous safety standards for cooling, storage, and backup systems are likely to be established. We believe there will be intense examination of the viability of operating nuclear reactors near earthquake fault zones. For proposed plants, we expect there to be a comprehensive reexamination of plant designs, taking into account the exceptional circumstances surrounding the Japanese disaster. For all plants, both existing and new, we anticipate higher capital and operating costs as plant safety systems are redesigned, reinforced, or replaced.

     Globally, total nuclear generating capacity may be reduced in the near term as a result of Fukushima, as some older plants will be retired rather than extended, and some proposed plants may never be built due to location and cost considerations. For example, Germany shut down some of its oldest facilities immediately after the Fukushima accident. However, this will not be the end of nuclear power plants, old or new. From a practical perspective, nuclear energy is too large a part of electricity generation to be completely abandoned, and its importance as a clean generating source is well-established, given the worldwide initiative to reduce greenhouse gas emissions.

     From an investment perspective, the aftermath of Fukushima means that utilities involved in natural gas-fired and renewable generation will benefit from the economic and societal advantages that those generation methods have over nuclear power generation. This is particularly true in the U.S. where abundant supplies of shale gas are expected to keep prices relatively low and moderate commodity volatility. We continue to see opportunities for utilities that can construct gas-fired generation within a regulated rate base and for pipeline companies that build and operate the infrastructure necessary to move the gas from source to use. We have always been wary of utilities with nuclear generation that operate unregulated merchant plants that may not have the ability to pass on increased capital and operating costs to customers. Utilities with regulated nuclear plants are better positioned to capitalize costs into their rate base and earn a return on their investment.

     Early in my career, prior to becoming employed by the Fund’s investment adviser, I spent three years working for a utility company during the construction and startup phase of a nuclear generating station. My observation at that time, which has been reinforced over the years, is that the nuclear industry has not done an effective job of educating the press and the public about how a nuclear plant works and operates. For example, there is little public awareness of how much time and energy are put into the nuclear seismic design effort and how earthquake-proof most nuclear facilities are relative to other structures. At the outset of the tragedy in Japan, the press and public reacted as if the nuclear industry had never factored an earthquake into a facility’s design. In fact, the structure of the Fukushima plant withstood the earthquake and tsunami, despite the enormous physical devastation and tragic loss of life that the earthquake and tsunami caused throughout the region.

     The science of nuclear power involves the calculation of probabilities and the use of assumptions. Low probability events are not impossible events, and the possibility of a low-probability catastrophe occurring must never be ignored. We believe that the nuclear industry must evolve, test and challenge assumptions, and reexamine and further refine plant designs. At the same time, the Fukushima accident increases the need for the nuclear power industry to educate the public about both the benefits and risks of nuclear power generation.

     Board of Directors Meeting: At the regular May 2011 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date

6.5	June 30	July 11
6.5	July 29	August 10
6.5	August 31	September 12

     The Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on May 12, 2011 at 200 South Wacker Drive, Chicago, Illinois. At that meeting, holders of the Fund’s common stock reelected Geraldine M. McNamara, Christian H. Poindexter and Carl F. Pollard as directors for terms expiring in 2014.

     About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industries. Under normal market conditions, more than 65% of the Fund’s total assets will be invested in a diversified portfolio of equity and fixed income securities of companies of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telecommunication services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

     The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve-month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

     The Fund’s monthly distribution may be derived from one or more of the following sources: net investment income, realized capital gains, and to the extent necessary to support the monthly distribution, return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance, should not be confused with “yield” or “income”, and requires shareholders to adjust their cost basis. At the time of each distribution, the Fund is required to inform shareholders of the sources of its distributions based on U.S. generally accepted accounting principles (GAAP). However, the tax treatment of the Fund’s distributions can only be determined at the end of the fiscal year, and is reported to shareholders on Form 1099-DIV early in the following year. Based on GAAP, for the twelve month period ended December 31, 2010, 61% of the total distributions were attributable to current year net investment income, 20% to long-term capital gains, and 19% to return of capital. The characterization of the distributions for GAAP purposes and federal income tax purposes can differ. For federal income tax purposes, 85% of the distributions in 2010 were derived from net investment income and 15% from return of capital. The difference in GAAP and tax reporting in 2010 was largely attributable to current period gains being offset by tax loss carryforwards.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of March 31, 2011 the Fund’s leverage consisted of $200 million of Remarketed Preferred Stock (RP), $200 million of Auction Preferred Stock (APS), and $600 million of debt. On that date the total amount of leverage represented approximately 35% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. However, there is no assurance that this will continue to be the case in the future. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

     Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end fund’s preferred shares, including the preferred shares of the Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the Fund redeemed $300 million of RP and $300 million of APS.

     Management of the Fund continues to seek ways to mitigate the impact of auction failures on preferred shareholders and believes a successful solution must serve three guiding principles.

  First, a successful solution must not materially disadvantage the common shareholders and their ability to benefit from the use of leverage.

  Second, the solution should be long-term oriented in nature. A short-term financing solution that provides near-term liquidity but no assurance of long-term funding could expose the Fund’s shareholders to adverse changes in the market.

  Third, a feasible solution should not lead to an increase in investment restrictions, an encumbered investment process or a reduced pool of investment alternatives.

     The Fund is limited in its ability to use debt to refinance all of its outstanding preferred shares because of the asset coverage requirements of the 1940 Act and related SEC rules, and by guidelines established by the rating agencies as a condition of maintaining the AAA rating of the preferred shares. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund’s outstanding preferred shares will be retired in the near future. The Fund will announce any redemption through press releases and postings to its website

     The Fund’s preferred shares are currently rated AAA by Standard & Poor’s Financial Services LLC (“S&P”) and Aaa by Moody’s Investors Service, Inc. (“Moody’s”). S&P has released for public comment proposed changes to its methodology for rating certain securities, including the preferred stock of closed-end investment companies like your Fund. The proposed new methodology would limit the ability of certain types of securities to maintain a AAA rating. Securities potentially affected include some of the most complex and least understood asset-backed and structured vehicles, many of which experienced substantial losses during the market turmoil associated with the Great Recession of 2008-2009. Although your Fund’s preferred shares have continuously paid their dividends during all market conditions, if the new methodology is implemented as proposed, the Fund’s preferred shares could have their S&P rating reduced. Any change in rating could impact the cost of leverage because the preferred dividend rates are tied to the S&P and Moody’s ratings. Management of the Fund believes that the preferred stock of closed-end investment companies, because of their regulation under the 1940 Act, should be treated differently from the securities of asset-backed and structured vehicles and accordingly we have submitted comments to S&P on the proposed changes in methodology.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service—The Fund has a distribution reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or www.stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and Chief Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
March 31, 2011

COMMON STOCKS—109.6%

Shares	Description	Value (Note 1)

	■ ELECTRIC, GAS AND WATER—85.4%
500,000	AGL Resources Inc.	$19,920,000
1,500,000	Alliant Energy Corp.	58,395,000
500,000	American Water
	Works Co.	14,025,000
1,000,000	Atmos Energy Corp.(a)(b)	34,100,000
2,500,000	CMS Energy Corp.	49,100,000
3,071,300	CenterPoint Energy Inc.(a)	53,932,028
1,100,000	DPL Inc.	30,151,000
1,400,000	Dominion Resources,
	Inc.(a)(b)	62,580,000
800,000	Enbridge Inc. (Canada)	49,160,000
850,000	Entergy Corp.(a)(b)	57,128,500
1,185,000	FirstEnergy Corp.(a)(b)	43,951,650
500,000	Great Plains Energy Inc.	10,010,000
188,673	National Grid PLC ADR
	(United Kingdom)	9,063,851
675,714	National Grid PLC
	(United Kingdom)	6,433,824
1,505,000	NextEra Energy, Inc.(a)(b)	82,955,600
2,000,000	Northeast Utilities
	Inc.(a)(b)	69,200,000
800,000	Northwest Natural
	Gas Co.(a)(b)	36,904,000
1,237,200	NSTAR	57,245,244
3,000,000	NV Energy, Inc.	44,670,000
800,000	ONEOK, Inc.	53,504,000
2,000,000	Pepco Holdings Inc.	37,300,000
1,000,000	Piedmont Natural Gas Co.	30,350,000
1,500,000	Pinnacle West Capital
	Corp.(a)(b)	64,185,000
1,296,700	Progress Energy Inc.(a)(b)	59,829,738
1,800,000	Public Service Enterprise
	Group Inc.(a)(b)	56,718,000
1,000,000	Questar Corp.	17,450,000
1,000,000	Sempra Energy(a)(b)	53,500,000
1,500,000	Southern Co.(a)	57,165,000
1,515,000	Spectra Energy Corp.	41,177,700
3,000,000	TECO Energy Inc.(a)	56,280,000
1,000,000	TransCanada Corp.
	(Canada)(a)	40,530,000
1,500,000	Vectren Corp.(a)(b)	40,800,000
1,000,000	WGL Holdings Inc.	39,000,000
1,750,000	Westar Energy Inc.	46,235,000
1,400,000	Wisconsin Energy Corp.	42,700,000
3,000,000	Xcel Energy Inc.(a)(b)	71,670,000

		1,597,320,135
	■ TELECOMMUNICATION—24.2%
2,508,260	AT&T Inc.(a)(b)	76,752,756
1,200,000	CenturyLink Inc.(a)(b)	49,860,000
1,000,000	France Telecom SA
	(France)	22,435,970
3,518,491	Frontier Communications
	Corp.(a)(b)	28,921,996
998,000	SES (Luxembourg)	25,740,557
68,400	Swisscom AG
	(Switzerland)	30,616,823
8,400,000	Telstra Corp. Ltd.
	(Australia)	24,496,938
757,900	Telus Corp. (Canada)	38,621,540
2,160,028	Verizon Communications
	Inc.(a)(b)	83,247,479
1,121,640	Vodafone Group PLC ADR
	(United Kingdom)	32,247,150
3,128,360	Windstream Corp.	40,261,993

		453,203,202

	Total Common Stocks
	(Cost—$1,782,129,220)	2,050,523,337

PREFERRED STOCKS—7.8%

	■ UTILITY—1.2%
220,000	Southern California Edison
	6 1/8% Perpetual	21,828,136

		21,828,136

	■ NON-UTILITY—6.6%
710,432	AMB Property Corp.
	7% Series O Perpetual	17,767,904
650,000	Duke Realty Corp.
	6.95% Series M
	Perpetual	15,996,500
605,000	Kimco Realty Corp.
	7 3/4% Series G Perpetual	15,645,300
900,000	Public Storage Inc.
	7 1/4% Series I Perpetual	22,788,000

The accompanying notes are an integral part of this Statement of Net Assets.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2011

Shares	Description	Value (Note 1)

600,000	Realty Income Corp.
	7 3/8% Series D
	Perpetual(a)	$15,336,000
660,000	UDR, Inc.
	6 3/4% Series G Perpetual	16,671,600
200,000	Vornado Realty Trust
	7% Series E Perpetual	5,024,000
234,900	Vornado Realty Trust
	6 5/8% Series G Perpetual	5,684,580
350,000	Vornado Realty Trust
	6 5/8% Series I Perpetual	8,498,000

		123,411,884

	Total Preferred Stocks
	(Cost—$144,060,989)	145,240,020

BONDS—34.9%

		Value
Par Value	Description	(Note 1)

	■ ELECTRIC, GAS AND WATER—23.0%
$15,000,000	American Water Capital
	Corp.
	6.085%, due 10/15/17	$16,838,115
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	24,900,062
5,000,000	Atmos Energy Corp.
	7 3/8%, due 5/15/11	5,037,270
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	11,180,107
11,000,000	Cleveland Electric
	Illuminating Co.
	8 7/8%, due 11/15/18(a)	13,906,002
6,750,000	Commonwealth
	6.95%, due 7/15/18	7,455,726
15,305,000	Consolidated Edison
	Company of New York
	7 1/8%, due 12/01/18	18,482,808
24,000,000	Dominion Resources
	Capital Trust I
	7.83%, due 12/01/27(a)(b)	23,802,528
9,354,000	Dominion Resources, Inc.
	6.40%, due 6/15/18	10,679,537
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	10,951,756
4,125,000	Duke Energy Corp.
	6.30%, due 2/01/14	4,598,265
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,944,250
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)(b)	23,293,060
12,826,000	EQT Corp.
	8 1/8%, due 6/01/19	15,288,772
14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17	15,924,568
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)	17,866,145
10,000,000	Georgia Power Co.
	5.70%, due 6/01/17(a)	11,219,470
10,242,000	Indiana Michigan Power Co.
	6 3/8%, due 11/01/12	10,906,419
8,030,000	Kinder Morgan
	6.85%, due 2/15/20	9,199,955
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	5,912,190
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	12,280,190
10,000,000	National Grid PLC
	(United Kingdom)
	6.30%, due 8/01/16	11,358,200
15,200,000	National Rural Utilities
	Cooperative Finance Corp.
	7 1/4%, due 3/01/12	16,104,035
6,325,000	Nevada Power Co.
	6 1/2%, due 4/15/12	6,682,824
15,123,000	Oncor Electric Delivery
	Co. LLC
	6 3/8%, due 5/01/12	15,889,902
11,000,000	ONEOK, Inc.
	6%, due 6/15/35	10,700,800
6,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	7,332,299
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,582,485
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	9,116,590

The accompanying notes are an integral part of this Statement of Net Assets.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2011

Par Value	Description	Value (Note 1)

$14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19	$16,511,586
9,712,000	Sempra Energy
	6 1/2%, due 6/01/16	11,084,296
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	7,219,126
8,850,000	Southern Union Co.
	8 1/2%, due 11/15/29	10,072,344
2,615,000	Spectra Energy
	6 3/4%, due 7/15/18	2,876,487
9,140,000	TransCanada PipeLines Ltd.
	(Canada)
	7 1/8%, due 1/15/19	11,056,768
11,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17	13,327,653

		429,582,590
	■ TELECOMMUNICATION—11.3%
10,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	10,762,930
10,000,000	Alltel Corp.
	7%, due 7/01/12	10,710,220
10,000,000	BellSouth Capital
	Funding Corp.
	7 7/8%, due 2/15/30(a)	12,076,070
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28(a)(b)	15,157,395
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	9,940,303
15,000,000	Koninklijke KPN NV
	(Netherlands)
	8 3/8%, due 10/01/30(a)(b)	19,352,985
10,311,000	Rogers Wireless Inc. (Canada)
	7 1/2%, due 3/15/15	12,171,610
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	12,135,710
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	5,671,250
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	6,239,497
32,000,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36(a)	32,113,824
5,000,000	Telefonica Europe BV
	(Spain)
	8 1/4%, due 9/15/30	6,040,650
6,535,000	Telus Corp. (Canada)
	8%, due 6/01/11	6,612,982
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14	26,711,371
15,500,000	Verizon Global
	Funding Corp.
	7 3/4%, due 12/01/30(a)(b)	18,669,425
5,000,000	Vodafone Group PLC
	(United Kingdom)
	7 7/8%, due 2/15/30	6,335,825

		210,702,047
	■ NON-UTILITY—.6%
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	11,249,920

		11,249,920

	Total Bonds
	(Cost—$633,684,099)	651,534,557

	TOTAL INVESTMENTS—152.3% (Cost—$2,559,874,308)	2,847,297,914

	BORROWINGS—(32.1%)	(600,000,000)

	OTHER ASSETS LESS LIABILITIES—(9.5%)	(177,378,664)

	AUCTION PREFERRED STOCK—(10.7%)	(200,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$1,869,919,250

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of this Statement of Net Assets.

(1)

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at March 31, 2011.

	Level 1	Level 2

Common stocks	$2,050,523,337	—
Preferred stocks	145,240,020	—
Bonds	—	$651,534,557

Total	$2,195,763,357	$651,534,557

There were no significant transfers between level 1 and level 2 during the quarter ended March 31, 2011.

(2)

At December 31, 2010, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $2,549,895,236, the Fund had gross unrealized appreciation of $264,308,100 and gross unrealized depreciation of $71,349,805.

Board of Directors

DAVID J. VITALE
Chairman

NANCY LAMPTON
Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

JOSEPH C. CURRY, JR.
Senior Vice President

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent,
Dividend Disbursing
Agent and Custodian

BNY Mellon
Shareowner Services
480 Washington Blvd.
Jersey City, New Jersey 07310
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
155 North Wacker Drive
Chicago, Illinois 60606

ITEM 2.	CONTROLS AND PROCEDURES.

     (a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934.

     (b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN Nathan I. Partain President and Chief Executive Officer

Date	May 25, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date	May 25, 2011

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer (principal financial officer) and Assistant Secretary

Date	May 25, 2011